SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                             February 16, 2016
                           --------------------

                      NORTH EUROPEAN OIL ROYALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245


               Delaware                             22-2084119
        -----------------------                -----------------------
        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
       ---------------------------------------------------------------
                 (Address of principal executive offices)


                               732-741-4008
            ---------------------------------------------------
            (Registrant's telephone number including area code)


                               Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                   -2-


Item 5.07     Submission of Matters to a Vote of Security Holders

     The Annual Meeting of Unit Owners of North European Oil Royalty Trust (the "Trust") was held on February 16, 2016 (the "Annual Meeting"). A total of 2,764,802 Units were represented in person or by valid proxy at the Annual Meeting. Unit Owners voted on the election of Trustees of the Trust.

     The following persons were elected as Trustees of the Trust to serve until the next Annual Meeting of Unit Owners, by the votes set forth in the following table:

                                                            Broker
                            For           Withhold         Non-Votes
                            ---           --------         ---------
Robert P. Adelman        2,525,468         239,334            -0-
Samuel M. Eisenstat      2,673,147          91,655            -0-
Lawrence A. Kobrin       2,090,370         674,432            -0-
Willard B. Taylor        2,551,933         212,869            -0-
Rosalie J. Wolf          2,517,888         246,914            -0-






                                SIGNATURES
                                ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------
                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------
                                                John R. Van Kirk
                                                Managing Director


Dated:   February 18, 2016